UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2022

Azenta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA 01824

(Address of principal executive offices and Zip Code)

(978) 262-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 23, 2022, as part of Azenta, Inc.’s (the “Company”) recently authorized stock repurchase program, the Company entered into an accelerated share repurchase agreement (the “ASR Agreement”) with JPMorgan Chase Bank, National Association (the “Dealer”) to repurchase an aggregate of up to $500.0 million of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Company is funding the share repurchases under the ASR Agreement with cash on-hand. After giving effect to the ASR Agreement, $1 billion will remain available for share repurchases under the Company’s recently authorized stock repurchase program.

Under the terms of the ASR Agreement, the Company will make a payment of $500.0 million to the Dealer on November 28, 2022 and expects to receive on the same day an initial delivery of approximately 6.1 million shares of Common Stock from the Dealer. The final number of shares to be repurchased by the Company will be based on the average of the daily volume-weighted average price of the Company’s Common Stock during the term of the ASR Agreement, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreement. At settlement, the Dealer may be required to deliver additional shares of Common Stock to the Company, or under certain circumstances, the Company may be required to deliver shares of Common Stock or to make a cash payment, at its election, to the Dealer. The final settlement of the transactions under the ASR Agreement is scheduled to occur by the end of the Company’s third fiscal quarter ended June 30, 2023, subject to earlier termination under certain limited circumstances, as set forth in the ASR Agreement.

The ASR Agreement contains customary terms for these types of transactions, including, but not limited to, the mechanisms to determine the number of shares of Common Stock or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares of Common Stock, the specific circumstances under which adjustments may be made to the transaction, the specific circumstances under which the transaction may be terminated prior to its scheduled maturity and various acknowledgements, representations and warranties made by the Company and the Dealer to one another.

From time to time, the Dealer and/or its affiliates have directly and indirectly engaged, and may engage in the future, in investment and/or commercial banking transactions with the Company for which the Dealer (or such affiliates) has received, or may receive, customary compensation, fees and expense reimbursement.

The foregoing description of the ASR Agreement does not purport to be complete and is qualified in its entirety by reference to the ASR Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 23, 2022, the Company issued a press release announcing entering into the ASR Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.  Some statements in this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934, as amended. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause results to differ materially from the Company’s expectations. These statements are based on the facts known to management at the time they are made. Forward-looking statements include but are not limited to statements about the Company’s recently authorized share repurchase program and the transactions under the ASR Agreement. Factors that could cause results to differ from the Company’s expectations include the following: developments or changes in the securities markets and fluctuations in the trading volume and market price of the Common Stock; the impact of the COVID-19 global pandemic on the markets the Company serves, including its supply chain, and on the global economy generally; the volatility of the life sciences markets the Company serves; the Company’s possible inability to meet demand for its products due to difficulties in obtaining components and materials from its suppliers in required quantities and of required quality; the inability of customers to make payments to the Company when due; price competition; disputes concerning intellectual property; uncertainties in global political and economic conditions; the Company’s ability to successfully invest the cash proceeds from the sale of its semiconductor automation business; and other factors and other risks, including those that the Company has described in its filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. As a result, the Company can provide no assurance that its future results will not be materially different from those projected. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K or the press release attached as Exhibit 99.1.

None of this Current Report on Form 8-K, the ASR Agreement attached hereto as Exhibit 10.1 or the press release attached hereto as Exhibit 99.1 constitutes an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and none shall constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Master Confirmation – Accelerated Stock Repurchase Transaction(s) dated November 23, 2022 by and between Azenta, Inc. and JPMorgan Chase Bank, National Association.
99.1	Press release issued on November 23, 2022 by Azenta, Inc.
104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: November 23, 2022	Jason W. Joseph
Senior Vice President, General Counsel and Secretary